Offerings - Offering: 1	Oct. 23, 2026 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Stock, no par value
Fee Rate	0.0087%
Amount of Registration Fee	$ 0.00
Offering Note	We are not registering any additional shares. We registered 13,500,000 shares under Registration No. 333-249721. As of October 19, 2026, 5,712,627 of those shares remain unsold. Since no additional shares are being registered, no fee is due.